                                                                    Exhibit 99.3

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                     AND RIGHTS OF SERIES D 8% CONVERTIBLE
                                PREFERRED STOCK
                                     -OF-
                               HEALTHWATCH, INC.

     HealthWatch, Inc., a corporation organized and existing under the laws of the State of Minnesota (the "Company"), by its President and Secretary, does hereby certify that, pursuant to authority conferred upon the Board of Directors by Article III of the Articles of Incorporation, as amended, of the Company, authorizing a class of 1,000,000 shares of preferred stock of the Company, the Board of Directors of the Company, by unanimous written consent dated February 7, 2000, has duly adopted resolutions providing for the issuance out of such class of a series of up to 300,000 Series D 8% Convertible Preferred Stock at an issuance price of $100.00 per share (the "Original Purchase Price") and setting forth the voting powers, designation, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of its Articles of Incorporation, as amended, there be, and hereby is, created out of the class of 1,000,000 shares of preferred stock of the Company authorized in Article III of its Articles of Incorporation, as amended, a series of preferred stock of the Company with the following voting powers, designation, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

     1.   Designation and Number of Shares. 300,000 shares of preferred stock
          --------------------------------
(the "Shares") are hereby designated as Series D 8% Convertible Preferred Stock (the "Series D Preferred Stock").

     2.   Liquidation. Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary ("Liquidation"), the holders of record of the shares of the Series D Preferred Stock shall be entitled to receive, before and in preference to any distribution or payment of assets of the Company or the proceeds thereof may be made or set apart for the holders of Common Stock of the Company, par value $.05 per share (the "Common Stock") or any other security junior to the Series D Preferred Stock in respect of distributions upon Liquidation out of the assets of the Company legally available for distribution to its stockholders, an amount in cash equal to the Original Purchase Price per share (subject to adjustment if the Series D Preferred Stock has been adjusted pursuant to Paragraph 6 hereof) plus an amount equal to accrued and unpaid dividends on each share of Series D Preferred Stock on the date fixed for the distribution of assets of the Company (the "Liquidation Preference").

     3.   Dividends.   Commencing on the date of issuance (the "Issuance Date")
          ---------
until conversion, each issued and outstanding share of Series D Preferred Stock shall entitle the holder of record thereof to receive, when, as and if declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of $8.00 per annum per share of Series D Preferred Stock (the "Dividend Rate"), subject to adjustment as hereinafter set forth, payable upon liquidation or conversion. Dividends per share shall be payable semi-annually on 6/30 and 12/31 of each year, and shall be payable, at the Company's option, either (i) in cash or (ii) in shares of Series D Preferred Stock, subject to an in increase in the number of authorized shares of Series D Preferred Stock by the Company's Board of Directors. In the event of a split or subdivision of the outstanding shares of Series D Preferred Stock, or the combination of the outstanding shares of Series D Preferred Stock, as the case may be, the dividends provided for in this Section 3 shall automatically and without any further action be decreased, in the case of a split or subdivision, or increased, in the case of a combination, in proportion to the increase or decrease in the number of shares of Series D Preferred Stock outstanding immediately before such split, subdivision or combination.

     4.   Conversion Rights  Each holder of record of shares of the Series D
          -----------------
Preferred Stock shall have the right to convert all or any part of such holder's share of Series D Preferred Stock into Common Stock as follows:

     (A) Optional Conversion.  Subject to and upon compliance with the
         -------------------
provisions of this Section 4, the holder of any shares of Series D Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Series D Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (as defined in Section (4)(c) below) in effect on the Conversion Date (as defined in Section 4(d) below) upon the terms hereinafter set forth.

     (B) Automatic Conversion.  Each outstanding share of Series D Preferred
         --------------------
Stock shall automatically be converted, without any further act of the Corporation or its stockholders, into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect upon: (i) the closing of a public offering or private placement of the Company's securities raising gross proceeds in excess of $25 million at a per share price of more than $10.50 (a "Qualified Offering"); or (ii) at such time as the closing bid price for the Common Stock of the Company has equaled at least twice the Conversion Price for a period of 20 consecutive trading days, provided that the Common Stock of the Company is trading on a national securities exchange or the Nasdaq Small Cap Market or National Market System, and the Conversion Shares are covered by an effective registration statement relating to the resale of such securities and not subject to any lock-up provisions.

     (C) Conversion Price.  Each share of the Series D Preferred Stock shall be
         ----------------
convertible
into that number of fully paid and non-assessable shares of Common Stock of the Company equal to the Original Purchase Price divided by the conversion price in effect at the time of conversion (the "Conversion Price"), determined as hereinafter provided. The Conversion Price shall initially be $3.50 per share. The number of shares of Common Stock into which each share of Series D Preferred Stock is convertible is herein referred to as the "Conversion Rate." The Conversion Price shall be subject to adjustment as set forth in Section 6 hereof.

     (D) Mechanics of Conversion.  Before any holder of Series D Preferred Stock
         -----------------------
shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series D Preferred Stock, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made or on the date of the occurrence of the event specified in Section 5(B), as the case may be, and such date is referred to herein as the "Conversion Date." All Common Stock which may be issued upon conversion of the Series D Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof. At all times that any shares of Series D Preferred Stock are outstanding, the Company shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Series D Preferred Stock, a sufficient number of shares of Common Stock to provide for the conversion of all outstanding shares of Series D Preferred Stock at the then effective Conversion Rate. Without limiting the generality of the foregoing, if, at any time, the Conversion Price is decreased, the number of shares of Common Stock authorized and reserved for issuance upon the conversion of the Series D Preferred Stock shall be proportionately increased.

     (E) Conversion Price Adjustments.  The Conversion Price shall be subject to
         ----------------------------
adjustment provisions of Section 6 below.

     5.  Priority.
         --------

     (A) The Series D Preferred Stock shall rank senior to the Company's Series A Preferred Stock and Series P Preferred Stock and shall rank pari passu with the Company's Series C Preferred Stock with respect to dividend and/or liquidation rights. The Company shall not create or authorize any other stock ranking senior to, or pari passu with, the Series D Preferred Stock. So long as any shares of Series D Preferred Stock shall be outstanding, no dividends, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on the Common Stock of the Company or any other security junior to the Series D Preferred Stock as to dividend rights, unless all dividends on the Series D Preferred Stock for all past dividend periods and the full dividends for the then current semi-annual period shall have been paid or declared and duly provided for. The provisions of this Section 5 shall not, however, apply to a dividend payable in Common Stock or any other security of the Company junior to the Series D Preferred Stock. If any dividend previously due on the Series D Preferred Stock has not been paid in full, then no dividends shall be paid or declared upon any shares of any class or series of stock of the Company ranking on a parity with the Series D Preferred Stock in the payment of dividends for any period unless a like proportionate dividend for the current period, ratably in proportion to the respective annual dividend rates fixed thereupon, shall be paid upon or declared for the Series D Preferred Stock then issued and outstanding.

     (B) The Company may issue, in the future, without the consent of holders of the Series D Preferred Stock, other series of preferred stock which rank junior to the Series D Preferred Stock as to dividend and/or liquidation rights. In accordance with Paragraph 7(C) hereof, the consent of the holders of two-thirds of the outstanding shares of the Series D Preferred Stock is required for the issuance of any series of preferred stock which is senior as to dividend and/or liquidation rights to the Series D Preferred Stock.

     6.   Anti-Dilution Provisions.  The Conversion Price in effect at any time
          ------------------------
and the number and kind of securities issuable upon the conversion of the Series D Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (A) In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

     (B) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

     (C) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (A) above) or subscription rights or warrants (excluding those referred to in Subsection (B) above), then in each such case the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

     (D) In case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection
(A) above, (ii) upon exercise of options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (D), (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 15% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (iii) upon exercise of options, warrants, convertible securities, including the shares, and convertible debentures outstanding as of the first date upon which a share of Series D Preferred Stock is issued or conversion of the Shares, (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (v) issued in a private placement through Commonwealth Associates, L.P., as placement agent, or upon exercise or conversion of any securities issued in or in connection with such a private placement (including agent, consulting or advisory warrants), (vi) issued in a private placement where the Offering Price (as defined below) is at least 90% of the current market price,
(vii) issued in a bona fide public offering pursuant to a firm commitment underwriting, or (viii) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Company's outside directors but only if no adjustment is required pursuant to any other specific subsection of this Section 6 (without regard to Subsection (I) below) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

     (E) In case the Company shall hereafter issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (B), (C) and (D)(i) through (viii) above) where the consideration per share of Common Stock (the "Exchange Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (G) below) plus any consideration received for any such securities divided by the number of shares of Common Stock issuable upon exercise or conversion thereof is less than the current market price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

     (F)  Whenever the Conversion Price is adjusted pursuant to Subsections (A),
(B), (C), (D) and (E) above and (J) below or pursuant to Section 1(D) hereof, the number of Conversion Shares issuable upon conversion of the Series D Preferred Stock shall simultaneously be adjusted by multiplying the number of Conversion Shares initially issuable upon conversion of the Series D Preferred Stock by the Conversion Price in effect on the date hereof and dividing the product so obtained by the Conversion Price, as adjusted.

     (G) For purposes of any computation respecting consideration received pursuant to Subsections (D) and (E) above and (J) below, the following shall apply:

     (a) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

     (b) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

     (c) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Subsection (G)).

     (H)  For the purpose of any computation under Subsections (B), (C), (D) and
(E) above and (J) below, the current market price per share of Common Stock at any date shall be determined in the manner set forth in Section 9 hereof except that the current market price per share shall be deemed to be the higher of (i) the average of the prices for 30 consecutive business days before such date or
(ii) the price on the business day immediately preceding such date.

     (I) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (I) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Conversion Price, in addition to those required by this
Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock.

     (J) In addition to and in lieu of the other provisions of this Section 6, in the event that the Company shall at any time issue securities under Subsections (B), (D) or (E) having an Offering Price, Subscription Price or Exchange Price less than the Conversion Price (whether initially or due to provisions in such securities requiring price reductions as a result of anti-dilution, adjustments, the passage of time, "discount to market" or similar provisions), then the Conversion Price shall be immediately reset to equal such lower Offering Price, Subscription Price or Exchange Price.

     (K) No adjustment under Subsections (B), (C), (D) or (E) shall be required for issuances below the current market price if either (A) the current market price is at least 300% of the Conversion Price then in effect and (B) a registration statement covering the Conversion Shares is in effect and remains in effect for the 90 days after such issuance or Rule 144(k) under the Securities Act of 1933, as amended (the "Act") is available for resale of all of the Conversion Shares or (ii) the Company at the time of such issuance has less than $100,000 in cash. Furthermore, no adjustment under Subsections (B), (C),
(D), (E) or (J) shall be required unless either (x) shareholders of the Company have approved the terms of this Designation or (y) such adjustments will not result in a violation of any qualitative listing criteria of The Nasdaq Stock Market, Inc.

     (L) Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Conversion Price and adjusted number of Conversion Shares issuable upon exercise of each share of Series D Preferred Stock, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Series D Preferred Stock holders at their last addresses appearing in the Share Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (M) In the event that at any time, as a result of an adjustment made pursuant to Subsection (A) above, the holders of the Series D Preferred Stock thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon conversion of the Series D Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (A) to (J), inclusive above.

     7.   Voting Rights.
          -------------

     (A) In addition to any other rights provided for herein or by law, the holders of Series D Preferred Stock shall be entitled to vote, together with the holders of Common Stock as one class, on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such Common Stock holders. In any such vote each share of Series D Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of whole shares of Common Stock into which each such share of Series D Preferred Stock is then convertible.

     (B) In the event that the holders of the Series D Preferred Stock are required to vote as a class, the affirmative vote of holders of not less than two-thirds of the outstanding shares of Series D Preferred Stock shall be required to approve each such matter to be voted upon and if any matter is approved by such requisite percentage of holders of Series D Preferred Stock, such matter shall bind all holders of Series D Preferred Stock.

     (C) In addition to the other voting rights provided, so long as at least 20% of the Shares outstanding on the final closing of the offering of Series D Preferred Stock remain outstanding, at each annual meeting of the stockholders of the Company, the holders of the Series D Preferred Stock, voting as a single class, shall be entitled to elect one (1) director.

     (D) So long as at least 20% of the Shares outstanding on the final closing of the offering of Series D Preferred Stock remain outstanding, the consent of the holders of a two-thirds of the then outstanding Series D Preferred Stock, voting as one class, together with any other series of preferred stock then entitled to vote on such matter, regardless of series, either expressed in writing or at a meeting called for that purpose, shall be necessary to permit, effect or validate the creation and issuance of any series of preferred stock of the Company which is senior as to liquidation and/or dividend rights to the Series D Preferred Stock.

     (E) So long as at least 20% of the Shares outstanding on the final closing of the offering of Series D Preferred Stock remain outstanding, the consent of the holders of two-thirds of the then outstanding Series D Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Certificate of Designation, Preferences and Rights or the Articles of Incorporation of the Company, as amended, in a manner which would alter or change the powers, preferences, rights privileges, restrictions and conditions of the Series D Preferred Stock so as to adversely affect the

Series D Preferred Stock.

     (F) Each share of the Series D Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series D Preferred Stock, as set forth above.

     8.   Covenants of Company  The Company covenants and agrees that, so long
          --------------------
as the Shares are outstanding, it will perform the obligations set forth in this
Section 8:

     (A)  Taxes and Levies.  The Company will promptly pay and discharge all
     ---  ----------------
taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and
         --------  -------
discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax,
                                           ----
assessment, charge, levy or claim so contested;

     (B)  Maintenance of Existence.  The Company will do or cause to be done
     ---  ------------------------
all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

     (C)  Maintenance of Property.  The Company will at all times maintain,
     ---  -----------------------
preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

     (D)  Insurance.  The Company will, to the extent necessary for the
     ---  ---------
operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

     (E)  Books and Records.  The Company will at all times keep true and
     ---  -----------------
correct books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP; and

     (F)  Notice of Certain Events.  The Company will give prompt written
     ---  ------------------------
notice (with a description in reasonable detail) to Commonwealth Associates, L.P. in the event the Company shall:

     (a) become insolvent or generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;

     (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

     (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property;

     (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief.

     9.   Fractional Shares.  No fractional shares or scrips representing
          -----------------
fractional shares shall be issued upon the conversion of the Series D Preferred Stock. With respect to any fraction of a share called for upon any conversion hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

     (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of the conversion of the Series D Preferred Stock or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or market; or

     (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq Smallcap Market, the current market value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices by the NASD Electronic Bulletin Board on the last business day prior to the date of the conversion of the Series D Preferred Stock; or

     (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and
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bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the conversion of the Series D Preferred Stock, determined in such reasonable manner as may be prescribed by the Board of Directors if the Company.

     10.  Miscellaneous.
          -------------
     (A)  There is no sinking fund with respect to the Series D Preferred Stock.

     (B) The shares of the Series D Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Designation, Preferences and Rights and in the Articles of Incorporation of the Company.

     (C) The holders of the Series D Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the Common Stock.

     IN WITNESS WHEREOF, HealthWatch, Inc. has caused this Certificate to be signed by its Chief Executive Officer, on this ____ day of March, 2000, and such person hereby affirms under penalty of perjury that this Certificate is the act and deed of HealthWatch, Inc. and that the facts stated herein are true and correct.

                                     HEALTHWATCH, INC.


                                     By:________________________________
                                     Paul W. Harrison, Chairman, President and
                                     Chief Executive Officer
Attest:

_________________, Secretary